AMENDMENT 2

TO

737 PRODUCTION RATE ADVANCE

MEMORANDUM OF AGREEMENT

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 2 (Amendment) to the 737 Production Rate Advance Memorandum of Agreement dated April 28, 2023, is entered into as of January 20, 2025 (Effective Date) between Spirit AeroSystems, Inc., a Delaware corporation (Seller), and The Boeing Company, a Delaware corporation (Boeing). Seller and Boeing may be referred to jointly as the Parties below.

RECITALS

A.The Parties entered into the 737 Production Rate Advance Memorandum of Agreement on April 28, 2023, as amended on December 21, 2023 (MOA).

B.This is the second amendment to the MOA.

C.All capitalized terms used but not defined in this Amendment have the same meaning as in the MOA.

D.The Parties wish to amend the MOA as set forth herein.

AGREEMENT
NOW THEREFORE, the Parties agree as follows:
1.Advance. Section 4 “Advance” of the MOA is deleted in its entirety and replaced with the following:
"4.Advance. Boeing will advance to Seller, via wire transfer, no later than May 15, 2023, the fixed sum of $90,000,000 and no later than June 1, 2023, the fixed sum of $90,000,000, for a total of $180,000,000. Seller will repay, via wire transfer, $45,000,000 to Boeing on October 1, 2026, $45,000,000 on November 1, 2026, $45,000,000 on December 1, 2026, and $45,000,000 on December 1, 2027 (Each of October 1, 2026, November 1, 2026, December 1, 2026, and December 1, 2027, a Repayment Date). In the event that the Agreement and Plan of Merger, dated June 30, 2024 by and among Spirit AeroSystems Holdings, Inc., Boeing and Sphere

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Acquisition Corp. is terminated in accordance with its terms, Seller acknowledges and agrees that the then outstanding Advances under this MOA shall become due and payable in full on April 1, 2026.”

2.Miscellaneous.
2.1All other provisions of the MOA remain unchanged and in full force and effect.
2.2This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.
3.Governing Law.
This Amendment will be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.
4.Confidentiality.
The terms of this Amendment, together with the information exchanged by the Parties during negotiation thereof, are confidential under the terms of the MOA.

EXECUTED as of the Effective Date by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

/s/ Ihssane Mounir	/s/ Irene Esteves
Signature	Signature

Ihssane Mounir	Irene Esteves
Printed name	Printed name

Sr. VP – Supply Chain & Fabrication	EVP & CFO
Title	Title

1/22/2025	1/22/2025
Date	Date

Amendment 2 to 737 Production Rate Advance MOA	BOEING PROPRIETARY	Page 2